EXHIBIT INDEX

(d)(2) Investment Management Services Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Corporation dated Jan. 10, 2002.

(d)(7) Investment Subadvisory Agreement between American Express Financial Corporation and GAMCO Investors, Inc. dated February 28, 2002.

(d)(8) Investment Subadvisory Agreement between American Express Financial Corporation and Pilgrim Baxter Value Investors, Inc. dated
          February 28, 2002.

(d)(9) Investment Subadvisory Agreement between American Express Financial Corporation and Wellington Management Company, LLP dated
          February 28, 2002.

(e)(2) Distribution Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Corporation dated Jan. 10, 2002.

(g)(2) Custodian Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Trust Company dated Jan. 10, 2002.

(h)(5) Adminstrative Services Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Corporation dated Jan. 10, 2002.

(h)(6) Class Y Shareholder Service Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc. dated
          Jan. 10, 2002.

(h)(7) Transfer Agency Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Client Service Corporation dated Jan. 10, 2002.

(i) Opinion and consent of counsel as to the legality of the securities being registered.

(m)(3) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc. dated
          Jan. 10, 2002.

(m)(4) Plan and Agreement of Distribution for Class C Shares between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc. dated Jan. 10, 2002.